U-Vend, Inc. 10-Q

Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C Section 1350 as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of U-Vend, Inc. the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2016

/s/ Raymond Meyers
Raymond Meyers
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)